Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

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In re:	)	Chapter 11
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MAGNUM HUNTER RESOURCES	)	Case No. 15-12533 (KG)
CORPORATION, et al.,(1))
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Debtors.	)	(Jointly Administered)
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NOTICE OF FILING OF DEBTOR IN
POSSESSION FINANCING SYNDICATION PROCEDURES

PLEASE TAKE NOTICE THAT on December 15, 2015 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101—1532 (the “Bankruptcy Code”).

PLEASE TAKE FURTHER NOTICE THAT on December 16, 2015, the Court entered the Interim Order (I) Authorizing the Debtors to Obtain Both Senior and Junior Secured Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Authorizing Repayment of the Prepetition First Lien Facility in Full Pursuant to Section 363 of the Bankruptcy Code, (IV)

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include:  Magnum Hunter Resources Corporation (9278); Alpha Hunter Drilling, LLC (7505); Bakken Hunter Canada, Inc. (7777); Bakken Hunter, LLC (3862); Energy Hunter Securities, Inc. (9725); Hunter Aviation, LLC (8600); Hunter Real Estate, LLC (8073); Magnum Hunter Marketing, LLC (2527); Magnum Hunter Production, Inc. (7062); Magnum Hunter Resources GP, LLC (5887); Magnum Hunter Resources, LP (5958); Magnum Hunter Services, LLC (5725); NGAS Gathering, LLC (2054); NGAS Hunter, LLC (3737); PRC Williston LLC (1736); Shale Hunter, LLC (1952); Triad Holdings, LLC (8947); Triad Hunter, LLC (5830); Viking International Resources Co., Inc. (0097); and Williston Hunter ND, LLC (3798).  The location of the Debtors’ service address is:  909 Lake Carolyn Parkway, Suite 600, Irving, Texas 75039.

Authorizing the Debtors to Use Cash Collateral, (V) Granting Adequate Protection to the Prepetition Secured Parties, (VI) Modifying the Automatic Stay, (VII) Scheduling a Final Hearing, and (VIII) Granting Related Relief [Docket No. 75] (the “Interim DIP Order”).

PLEASE TAKE FURTHER NOTICE THAT pursuant to the Interim DIP Order, the Debtors entered into that certain Debtor in Possession Credit Agreement, dated as of December 17, 2015, by and among Magnum Hunter Resources Corporation, as Borrower, Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent, and the lenders party thereto (the “DIP Financing Agreement”).(2)  Pursuant to section 9.04(b) of the DIP Financing Agreement, certain Second Lien Lenders and Noteholders are being afforded the opportunity to subscribe to provide financing under the DIP Financing Facility in accordance with the terms set forth in the syndication procedures attached hereto as Exhibit A (the “Syndication Procedures”) by no later than 5:00 p.m. prevailing Eastern Time on January 8, 2016.

PLEASE TAKE FURTHER NOTICE THAT the DIP Financing Facility has only been approved on an interim basis.  The Court will hold a hearing to consider approving the DIP Financing Facility on a final basis on January 11, 2016, at 1:00 p.m. prevailing Eastern Time.

PLEASE TAKE FURTHER NOTICE THAT the information set forth herein is being provided for notice purposes only and any questions in connection with the Syndication Procedures should be addressed as follows:

MHR DIP Syndication

c/o Prime Clerk LLC

830 Third Avenue, 3rd Floor

New York, NY  10022

mhrsyndication@primeclerk.com

(844) 276-3026

(2)         Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Interim DIP Order and the DIP Financing Agreement, as applicable.

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Wilmington, Delaware	/s/ Laura Davis Jones
Dated: December 21, 2015	Laura Davis Jones (DE Bar No. 2436)
Colin R. Robinson (DE Bar No. 5524)
Joseph M. Mulvihill (DE Bar No. 6061)
PACHULSKI STANG ZIEHL & JONES LLP
919 North Market Street, 17th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
	Telephone:	(302) 652-4100
	Facsimile:	(302) 652-4400
	Email:	ljones@pszjlaw.com
crobinson@pszjlaw.com
jmulvihill@pszjlaw.com

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Edward O. Sassower, P.C. (admitted pro hac vice)
Brian E. Schartz (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
	Email:	edward.sassower@kirkland.com
brian.schartz@kirkland.com

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James H.M. Sprayregen, P.C.
Justin R. Bernbrock (admitted pro hac vice)
Alexandra Schwarzman (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	james.sprayregen@kirkland.com
justin.bernbrock@kirkland.com
alexandra.schwarzman@kirkland.com

Proposed Co-Counsel to the Debtors

Exhibit A

Syndication Procedures

MAGNUM HUNTER RESOURCES CORPORATION (“MHRC”)

SYNDICATION PROCEDURES(1)

1.                                      This is a notification of the syndication procedures with respect to participation as a lender in MHRC’s DIP Facility.  Commencing on the December 21, 2015, (A) each Eligible Holder (as defined below) that is an Existing Second Lien Lender shall have the opportunity to commit to purchase up to its respective pro rata portion of the Tranche A Loans and Tranche A Commitment of the Backstop Tranche A Lenders and (B) each Eligible Holder that holds Senior Notes shall have the opportunity to commit to purchase up to its respective pro rata portion of the Tranche B Loans and Tranche B Commitment of the Backstop Tranche B Lenders, in each case subject in all respects to the terms and conditions of these syndication procedures and the applicable subscription documents.

2.                                      For purposes hereof, an “Eligible Holder” is defined as each person or entity that is (i) unless otherwise mutually agreed between the Company and the applicable Backstop Lenders,  either (A) a qualified institutional buyer (a “QIB”), as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (B) an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity investors are such institutional accredited investors (an “IAI”), (ii) (A) a beneficial owner of Senior Notes or (B) a beneficial holder of Second Lien Loans, in each case on December 21, 2015 (the “Record Date”), (iii) not the Borrower or an Affiliate of the Borrower and (iv) not a Backstop Lender.

3.                                      The Debtors will commence the syndication process by (A) filing a Form 8-K with the SEC announcing the commencement of and briefly describing the syndication process and directing interested Eligible Holders to Prime Clerk LLC (the “Information Agent”) and, (B) using reasonable efforts to send the relevant subscription documents using such delivery method reasonably satisfactory to the Backstop Lenders and the Debtors to as many Eligible Holders as is reasonably practicable under the circumstances.  If you are an Eligible Holder interested in participating in the DIP Facility, you must obtain copies of the relevant subscription documents, if you do not have them already.  The subscription documents include a Subscription Form (together with instructions), an assignment agreement to the DIP Credit Agreement, a Joinder to the RSA, and such other documents as the Administrative Agent may reasonably require. Copies of the relevant subscription documents may be obtained by contacting the Information Agent, Prime Clerk LLC, at MHR DIP Syndication, c/o Prime Clerk LLC, 830 Third Avenue, 3rd Floor, New York, NY 10022, Telephone:  (844) 276-3026, Email: mhrsyndication@primeclerk.com.

(1)  Capitalized terms used herein and not defined shall have the meanings assigned to them in that certain Debtor in Possession Credit Agreement (the “DIP Credit Agreement”), dated as of December 17, 2015, among Magnum Hunter Resources Corporation, as Borrower, Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent, and the Lenders party thereto.

4.                                      The syndication process will expire at 5:00 p.m., New York City Time, on January 8, 2016, unless extended earlier or terminated (the “Expiration Time”), in accordance with the applicable subscription documents, and which extension will be made by public announcement by the Debtors in a press release or Form 8-K.

5.                                      To participate in the Opportunity, Eligible Holders must (i) complete and execute the subscription documents provided by the Information Agent, including a Subscription Form, an assignment agreement to the DIP Credit Agreement and Joinder to the RSA, and such other documents as the Administrative Agent may reasonably require, (ii) deliver such subscription documents to Information Agent on or before the Expiration Time and (iii) cause the amount of the financing (as provided in the relevant subscription documents) to be funded by such Eligible Holder to be sent by wire transfer of immediately available federal funds to the escrow account established by the Administrative Agent for the DIP Facility.  Eligible Holders that by the Expiration Time do not to return the applicable subscription documents to the Information Agent and send by wire their proposed amount of funding to the escrow account will not be permitted to participate as lenders in the DIP Financing.

6.                                      The Information Agent shall promptly notify the Administrative Agent of its receipt of subscription documents and shall deliver the final syndication list to the applicable Backstop Lenders promptly after the Expiration Time.

7.                                      All notices and other communications required to be delivered to the Information Agent pursuant to these syndication procedures shall be made in writing, or by any telecommunication device capable of creating a written record, and addressed as follows:

MHR DIP Syndication

c/o Prime Clerk LLC

830 Third Avenue, 3rd Floor

New York, NY  10022

mhrsyndication@primeclerk.com

(844) 276-3026

8.                                      If the Bankruptcy Court does not enter into the Final Order, the DIP Credit Agreement terminates or the syndication process is terminated for any reason, the subscription documents submitted by participating Eligible Holders will terminate and the Administrative Agent will immediately return by wire funds transferred by such Eligible Holders to the escrow account.

9.                                      Upon the entry of the Final Order and satisfaction of any conditions precedent in the DIP Credit Agreement (or waiver in accordance with the terms thereof), the Administrative Agent will disburse the funds in the escrow account funded by participating Eligible Holders to the Debtors and, in the case of the Loans from the Initial Borrowing, to the Backstop Lenders, in accordance with the terms of the DIP Credit Agreement and other relevant documentation relating to the DIP Facility, and record the Loans in a register for the DIP Facility (such date, the “Final Order Funding Date”). On the Final Order Funding Date, the Administrative Agent, on behalf of the Company, will pay to each

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participating Eligible Holder an aggregate amount equal to 2% of the aggregate amount of such Eligible Holder’s Loan and unfunded Commitment in effect on the Final Order Funding Date (after giving effect to the syndication).

10.                               The Bankruptcy Court has not reviewed or approved the financial or diligence information with respect to the Debtors or these procedures being provided to the Eligible Holders in connection with this syndication, and all rights of such Eligible Holders with respect to any such information are preserved.

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